Prospectus Supplement

John Hancock Funds II

Blue Chip Growth Fund (the fund)

Supplement dated October 1, 2021 to the current summary prospectus, as may be supplemented (the Summary Prospectus)

Effective October 1, 2021, Larry J. Puglia no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Puglia are removed from the Summary Prospectus.

Also, October 1, 2021, Paul Greene II is added as the portfolio manager of the fund. Mr. Greene is primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following replaces in its entirety the portfolio manager information under the heading “Portfolio management”:

Paul Greene II

Vice President

Managed the fund since 2021

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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